UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2026

VISIUM TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

Florida	000-25753	87-0449667
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4094 Majestic Lane, Suite 360

Fairfax, Virginia 22033

(Address of principal executive offices, including zip code)

(703) 273-0383

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 10, 2026, Visium Technologies, Inc. (the “Company”) entered into a definitive Settlement Agreement (the “Settlement Agreement”) with the counterparties to the Labrys Notes and Talos Warrants providing for the full and final extinguishment of all outstanding obligations under the Labrys Notes and the Talos Warrants, together with all related transaction documents.

Under the terms of the Settlement Agreement, which is expressly structured as a complete extinguishment and not as an offer to purchase or assign the instruments to any third-party buyer, the Company will make a single payment of $150,000.00 on or before April 13, 2026. In exchange, the Company receives:

Immediate cancellation of both Labrys Notes (aggregate outstanding balance approximately $182,243.75 as of March 31, 2026) and all related Labrys Transaction Documents;

Immediate cancellation of the 5,112,426 Talos Warrants and all related Talos Transaction Documents;

Mutual general releases, including a broad waiver of unknown claims under applicable Delaware law;

Express termination of all conversion rights, exercise rights, reserved shares, and transfer-agent instructions; and

Delivery of cancellation instructions to the Company’s transfer agent with respect to any existing share reserve for conversion.

The Settlement Agreement contains standard no-admission and confidentiality protections, subject solely to the Company’s mandatory disclosure obligations under the Securities Exchange Act of 1934, as amended.

This transaction represents a negotiated compromise of more than 18% below the current face amount of the Labrys Notes and achieves complete elimination of all associated derivative liabilities, conversion overhang, and potential dilution. The structure was deliberately selected as superior to a conventional purchase or assignment agreement because the Company itself is the sole counterparty, thereby avoiding any involvement of third-party buyers and ensuring a clean, final resolution.

The foregoing description is qualified in its entirety by reference to the full text of the Settlement Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

1

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1 —	Settlement Agreement, dated April 10, 2026 (filed herewith).

Exhibit 99.1 —	Press Release dated April 14, 2026 (furnished herewith).

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISIUM TECHNOLOGIES, INC.

Date: April 15, 2026	By:	/s/ Mark Lucky
Mark Lucky
Chief Executive Officer

3